UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 15, 2026

KIMCO REALTY CORPORATION

KIMCO REALTY OP, LLC

(Exact Name of registrant as specified in its charter)

Maryland (Kimco Realty Corporation)	1-10899	13-2744380
Delaware (Kimco Realty OP, LLC)	333-269102-01	92-1489725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 N. Broadway

Suite 201

Jericho, NY 11753

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (516) 869-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Kimco Realty Corporation

Title of each class	Trading Symbol(s)	Name of each exchange on
which registered
Common Stock, par value $.01 per share.	KIM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprL	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.250% Class M Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 7.250% Class N Cumulative Convertible, Preferred Stock, $1.00 par value per share.	KIMprN	New York Stock Exchange

Kimco Realty OP, LLC

Title of each class	Trading Symbol(s)	Name of each exchange on
which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

Kimco Realty Corporation Yes ☐ No ☒	Kimco Realty OP, LLC Yes ☐ No ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Kimco Realty Corporation ☐	Kimco Realty OP, LLC ☐

Item 1.01. Entry Into or Amendment of a Material Definitive Agreement.

On June 15, 2026, Kimco Realty OP, LLC (the “Issuer”), a subsidiary of Kimco Realty Corporation (the “Company”), issued $600,000,000 principal amount of its 3.50% Exchangeable Senior Notes due 2031 (the “Notes”). The Notes were issued pursuant to, and are governed by, an indenture (the “Indenture”), dated as of June 15, 2026, among the Issuer, the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). Pursuant to a purchase agreement entered into among the Issuer, the Company and the representatives of the initial purchasers of the Notes, the Issuer granted to such initial purchasers an option to purchase up to an additional $75,000,000 principal amount of Notes (the “Option Notes”). The Notes issued on June 15, 2026 include $75,000,000 aggregate principal amount of Option Notes.

The Company has fully and unconditionally guaranteed the Notes on a senior, unsecured basis.

The Notes and the guarantee of the Company will be senior, unsecured obligations of the Issuer and the Company, respectively, and will be (i) equal in right of payment with the existing and future senior, unsecured indebtedness of the Issuer and the Company, respectively; (ii) senior in right of payment to the existing and future indebtedness of the Issuer and the Company, respectively, that is expressly subordinated to the Notes and such guarantee, respectively; (iii) effectively subordinated to the existing and future secured indebtedness of the Issuer and the Company, respectively, to the extent of the value of the collateral securing that indebtedness; and (iv) structurally subordinated to all existing and future indebtedness and other liabilities, including trade payables, and (to the extent the Issuer or the Company, as applicable, is not a holder thereof) preferred equity, if any, of the subsidiaries (other than the Issuer) of the Issuer and the Company, respectively.

The Notes will accrue interest at a rate of 3.50% per annum, payable semi-annually in arrears on June 15 and December 15 of each year, beginning on December 15, 2026. The Notes will mature on June 15, 2031, unless earlier repurchased, redeemed or exchanged. Before March 17, 2031, noteholders will have the right to exchange their Notes only upon the occurrence of certain events. From and after March 17, 2031, noteholders may exchange their Notes at any time at their election until the close of business on the second scheduled trading day immediately before the maturity date. The Issuer will have the right to elect to settle exchanges either entirely in cash or in a combination of cash and shares of the Company’s common stock. The kind and amount of consideration due upon exchange will be determined based on the exchange value of the Notes, measured proportionately for each trading day in an “Observation Period” (as defined in the Indenture) consisting of 25 trading days, and settled following the completion of that Observation Period. The consideration due in respect of each trading day in the Observation Period will consist of cash, up to at least the proportional amount of the principal amount being exchanged, and any excess of the proportional exchange value for that trading day that will not be settled in cash will be settled in shares of the Company’s common stock. The initial exchange rate is 30.9028 shares of the Company’s common stock per $1,000 principal amount of Notes, which represents an initial exchange price of approximately $32.36 per share of the Company’s common stock. The exchange rate and exchange price will be subject to customary adjustments upon the occurrence of certain events. In addition, if certain corporate events that constitute a “Make-Whole Fundamental Change” (as defined in the Indenture) occur, then the exchange rate will, in certain circumstances, be increased for a specified period of time.

The Notes will be redeemable, in whole or in part (subject to certain limitations described below), at the Issuer’s option at any time, and from time to time, on or after June 20, 2029 and on or before the 25th scheduled trading day immediately before the maturity date, but only if certain liquidity conditions are satisfied and the last reported sale price per share of the Company’s common stock exceeds 130% of the exchange price on (i) each of at least 20 trading days, whether or not consecutive, during the 30 consecutive trading days ending on, and including, the trading day immediately before the date the Issuer sends the related redemption notice; and (ii) the trading day immediately before the date the Issuer sends such redemption notice. In addition, the Notes will be redeemable, in whole or in part (subject to certain limitations described below), at the Issuer’s option at any time, and from time to time, to the extent necessary to preserve the Company’s status as a real estate investment trust for U.S. federal income tax purposes, so long as certain liquidity conditions are satisfied. However, the Issuer may not redeem less than all of the outstanding Notes unless at least $100.0 million aggregate principal amount of Notes are outstanding and not called for redemption as of the time the Issuer sends the related redemption notice. The redemption price will be a cash amount equal to the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, calling any Note for redemption will constitute a Make-Whole Fundamental Change with respect to that Note, in which case the exchange rate applicable to the exchange of that Note will be increased in certain circumstances if it is exchanged after it is called for redemption.

If certain corporate events that constitute a “Fundamental Change” (as defined in the Indenture) occur, then, subject to a limited exception for certain cash mergers, noteholders may require the Issuer to repurchase their Notes at a cash repurchase price equal to the principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the fundamental change repurchase date. The definition of Fundamental Change includes certain business combination transactions involving the Company and certain de-listing events with respect to the Company’s common stock.

If a Registration Default Event (as defined in the Registration Rights Agreement referred to below) occurs or is continuing at any time during the period after the regular record date immediately preceding the maturity date and on or before the maturity date (or, if the maturity date is not a business day, the next business day), then the Issuer will pay a cash premium (the “Maturity Premium”) at maturity of certain exchanged Notes in an amount equal to 3% of their principal amount.

The Notes will have customary provisions relating to the occurrence of “Events of Default” (as defined in the Indenture), which include the following: (i) certain payment defaults on the Notes (which, in the case of a default in the payment of interest on the Notes, will be subject to a 30-day cure period); (ii) the Issuer’s failure to send certain notices under the Indenture within specified periods of time; (iii) the failure by the Issuer or the Company to comply with certain covenants in the Indenture relating to the ability of the Issuer or the Company to consolidate with or merge with or into, or sell, lease or otherwise transfer, in one transaction or a series of transactions, all or substantially all of the assets of the Issuer or the Company, as applicable, and its subsidiaries, taken as a whole, to another person; (iv) a default by the Issuer or the Company in its other obligations or agreements under the Indenture or the Notes if such default is not cured or waived within 60 days after notice is given in accordance with the Indenture; (v) certain defaults by the Issuer, the Company or any of their respective significant subsidiaries with respect to indebtedness for borrowed money of at least $125,000,000; (vi) the Issuer or the Company denies or disaffirms its obligations under the Registration Rights Agreement described below; and (vii) certain events of bankruptcy, insolvency and reorganization involving the Issuer, the Company or any of their respective significant subsidiaries; and (viii) the guarantee of the Notes ceases to be in full force and effect (except as permitted by the Indenture) or the Company denies or disaffirms its obligations under its guarantee of the Notes.

If an Event of Default involving bankruptcy, insolvency or reorganization events with respect to the Issuer or the Company (and not solely with respect to a significant subsidiary of the Issuer or the Company (other than the Issuer)) occurs, then the principal amount of, and all accrued and unpaid interest on, and the Maturity Premium, if any, in respect of, all of the Notes then outstanding will immediately become due and payable without any further action or notice by any person. If any other Event of Default occurs and is continuing, then, the Trustee, by notice to the Issuer, or noteholders of at least 25% of the aggregate principal amount of Notes then outstanding, by notice to the Issuer and the Trustee, may declare the principal amount of, and all accrued and unpaid interest on, and the maturity premium, if any, in respect of, all of the Notes then outstanding to become due and payable immediately. However, notwithstanding the foregoing, the Issuer may elect, at its option, that the sole remedy for an Event of Default relating to certain failures by the Company to comply with certain reporting covenants in the Indenture consists exclusively of the right of the noteholders to receive special interest on the Notes for up to 360 days at a specified rate per annum not exceeding 0.50% on the principal amount of the Notes.

The above description of the Indenture and the Notes is a summary and is not complete. A copy of the Indenture and the form of the certificate representing the Notes are filed as exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K, and the above summary is qualified by reference to the terms of the Indenture and the Notes set forth in such exhibits.

Registration Rights Agreement

In connection with the initial issuance of the Notes, the Issuer and the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the initial purchasers. Pursuant to the registration rights agreement, the Company agreed to prepare and file with the Securities and Exchange Commission (the “SEC”) a resale registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering the resale of the shares of the Company’s common stock, if any, issuable upon exchange of the Notes by beneficial owners of the shares who satisfy certain conditions and timely provide certain information to the Issuer. Subject to certain exceptions and limitations, the Registration Rights Agreement requires the Company to use commercially reasonable efforts to cause the resale registration statement to:

●	become effective under the Securities Act by the “resale registration statement effectiveness deadline date,” which is the date that is 180 days after the date the Notes are first issued; provided, however, that if the Company (whether directly or indirectly through one or more of its subsidiaries) has completed a significant acquisition and has not filed the financial statements required by Regulation S-X under Securities Exchange Act of 1934, as amended, for such significant acquisition with the SEC by the date that would otherwise be the resale registration statement effectiveness deadline date, then the resale registration statement effectiveness deadline date will instead be the earlier of (i) the 210th day after the date the Notes are first issued; and (ii) the 30th calendar day after the date such financial statements are first filed (or, if earlier, are required to be filed) with the SEC; and

●	remain continuously effective and usable for a specified period of time.

However, the Company will have the right, in certain circumstances, to suspend the availability of the resale registration statement during “blackout periods” if there occurs or exists any pending corporate development, filing with the SEC or any other event, in each case that makes such suspension appropriate in the Company’s reasonable judgment. The Company’s right to institute or maintain blackout periods will be limited such that all blackout periods, together, may not exceed an aggregate of (i) 45 (or, in the case of certain proposed or pending material business transactions, up to 60) calendar days (whether or not consecutive) in any 90 consecutive calendar day period; or (ii) 90 (or, in the case of certain proposed or pending material business transactions, up to 120) calendar days (whether or not consecutive) in any 360 consecutive calendar day period.

During the period when the resale registration statement must remain effective, the Registration Rights Agreement requires the Company to make filings with the SEC to name new selling securityholders in the related prospectus or prospectus supplement to enable them to resell their shares of the Company’s common stock, if any, issuable upon exchange of the Notes pursuant to the resale registration statement.

The Registration Rights Agreement and the Indenture provide that additional interest will accrue on certain Notes during the continuance of a Registration Default Event (as defined in the Registration Rights Agreement). Subject to certain limitations, additional interest will accrue:

●	on all of the outstanding Notes for each day on which resale registration statement is not on file with the SEC, effective under the Securities Act or usable during the period when it is required to be pursuant to the Registration Rights Agreement, but only to the extent that the number of days on which the resale registration statement is not so on file, effective or usable (inclusive of any blackout period) exceeds (1) 45 (or, in the case of certain proposed or pending material business transactions, 60) calendar days (whether or not consecutive) in any 90 consecutive calendar day period; or (2) 90 (or, in the case of certain proposed or pending material business transactions, 120) calendar days (whether or not consecutive) in any 360 consecutive calendar day period; and

●	on any outstanding Note (and only such Note) for each day (other than during a blackout period) after certain specified deadlines on which, due to an omission, the beneficial owner of such Note is not named as a selling securityholder in the related prospectus or prospectus supplement.

Subject to certain limitations, any additional interest that accrues on a Note will, regardless of the number of events giving rise to such accrual, accrue at a rate per annum equal to 0.25% of the principal amount thereof for the first 90 days on which additional interest accrues and, thereafter, at a rate per annum equal to 0.50% of the principal amount thereof.

The Registration Rights Agreement requires the Issuer and the Company to indemnify certain holders and their affiliated parties for certain losses arising in connection with material misstatements or omissions (or alleged material statements or omissions) in the resale registration statement or related documents.

The above description of the Registration Rights Agreement is a summary and is not complete. A copy of the Registration Rights Agreement is filed as exhibit 4.3 to this Current Report on Form 8-K, and the above summary is qualified by reference to the terms of the Registration Rights Agreement set forth in such exhibit.

Item 2.03. Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 3.02. The Notes were issued to the initial purchasers in reliance upon Section 4(a)(2) of the Securities Act in transactions not involving any public offering. The Notes were resold by the initial purchasers to persons whom the initial purchasers reasonably believe are “qualified institutional buyers,” as defined in, and in accordance with, Rule 144A under the Securities Act. Any shares of the Company’s common stock that may be issued upon exchange of the Notes will be issued in reliance upon Section 4(a)(2) of the Securities Act in transactions not involving any public offering. Initially, a maximum of 23,640,660 shares of the Company’s common stock may be issued upon exchange of the Notes, based on the initial maximum exchange rate of 39.4011 shares of common stock per $1,000 principal amount of Notes, which is subject to customary anti-dilution adjustment provisions.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description
4.1	Indenture, dated as of June 15, 2026, among Kimco Realty OP, LLC, the guarantor named therein and U.S. Bank Trust Company, National Association, as trustee.
4.2	Form of certificate representing the 3.50% Exchangeable Senior Notes due 2031 (included as Exhibit A to Exhibit 4.1).
4.3	Registration Rights Agreement, dated as of June 15, 2026, among Kimco Realty OP, LLC, the guarantor named therein and the initial purchasers named therein.
104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

Date: June 15, 2026	By:	/s/ Glenn G. Cohen
		Name:	Glenn G. Cohen
		Title:	Chief Financial Officer

KIMCO REALTY OP, LLC By: KIMCO REALTY CORPORATION, Managing Member

Date: June 15, 2026	By:	/s/ Glenn G. Cohen
		Name:	Glenn G. Cohen
		Title:	Chief Financial Officer